                        Van Eck Worldwide Balanced Fund
                    --------------------------------------
                            1997 Semi-Annual Report

Dear Fellow Shareholder:

The Worldwide Balanced Fund had a total return of 8.6% for the six months ended June 30, 1997 versus the average among global asset allocation/global balanced funds of 8.0% according to Micropal, Inc., a mutual fund evaluation service. In the first half of 1997, global equities produced exceptionally strong returns. Accelerating global growth, relatively few inflationary signs and low interest rates set the stage for the high returns. Global bonds, while clearly unable to keep pace with equities, produced above-coupon returns in local currencies; however, the strength of the dollar against European currencies wiped out much of the gains.

WORLD EQUITY MARKETS

Global equities registered extraordinarily high returns during the first half of 1997, with the MSCI World Index increasing 15.4% in U.S. dollars. Central themes were: strong American equity markets (both North and South); dollar strength versus Europe, which helped drive European export growth; and increased volatility in Japan and Asia Pacific.

U.S. equities wasted no time in adding to the bull market performances of 1995 and 1996, increasing 7.5% during the first two months of the year. The Federal Reserve responded to an acceleration in U.S. economic growth by increasing interest rates by 25 basis points (0.25%) in March, the first of what many investors assumed would be several rate hikes in 1997. Investor fears over accelerating growth and Fed rate hikes led to a 10% market correction in March and April. Fed watchers welcomed the resultant slowdown in the pace of U.S. growth as the need for further rate hikes had, for the moment, subsided. The ensuing rally pushed the U.S. market up 20.8% at the end of June, with investors flocking to large capitalization blue chip stocks, a sector well represented in the portfolio. The strong U.S. equity market set a positive backdrop for other global equity markets.

European equities continued to shine this year, increasing 24.7% in local currency terms, though the previously mentioned dollar strength led to smaller gains in dollar terms (+14.3%). With fiscal policy remaining tight to comply with Maastricht-treaty EMU (European Monetary Union) constraints, competitively-priced exports were the primary drivers of European economic growth. Elections in the UK (+9.2%) and France (+9.2%) were the significant political events this year, with the market initially receiving Labour's UK victory much better than the recent Socialist win in France (though subsequent back-tracking by newly-elected Prime Minister Jospin has for the moment alleviated investor concerns about a significant move to the left in France). Switzerland (+31.3%) and Spain (+20.7%) were the two strongest performing European markets during the quarter, with corporate activity and the strong dollar helping equities in the former market, while the dollar and low interest rates due to Spain's expected inclusion in the first round of EMU fueled the rally in Spanish equities.

For Japanese equities, it was a tale of two quarters. An anticipated economic slowdown and weakness in the banking sector contributed to market weakness through the middle of April. In this environment, and with further dollar strength versus the yen, the "Nifty-30" stocks (a group of Japanese companies dominated by technology and exporters) were strong performers. Toward the end of April, a sudden shift took place. Investors realized that their worries over the fiscal tightening, which went into effect on April 1, proved to be exaggerated. Rumors of imminent discount rate hikes and talk from Mr. Sakakibara (known as "Mr. Yen" because of his frequent comments on the currency) that the yen was undervalued given the stage of Japan's economic cycle, led to a sharp reversal in the yen/dollar rate from a yen low of 127 to 115 (hitting 111 yen/$ at the high). With expectations of stronger economic growth, the Nikkei 225 rallied 17.8% (in yen) from its low, with the "Nifty-30" stocks taking a back seat to more domestic-oriented sectors. Our anticipation of a slowdown in growth in the second quarter caused us to reduce the Fund's Japanese weighting, but proved unfounded. Currently, we continue to favor technology and export stocks (Canon Inc., Hitachi, Ltd.) due to their higher earnings growth visibility and lower P/E multiples (paradoxically, in Japan, high growth, internationally competitive companies tend to have lower multiples, more in-line with their global competitors).

There was a marked contrast between Latin American and Asia Pacific equity markets. Latin American equities (+40.8%) performed well across the board with investors encouraged by economic growth, declining inflation trends and continued attempts by governments to deregulate their state-dominated economies. It was much more difficult to make money in Asia Pacific equities, which increased only 1.6% during the period. Hong Kong stood out in the region, increasing 9.8%, despite a weak start to the year. Hong Kong shares rallied strongly in the period leading up to the July 1 handover to China. A strong residential property market, significant money flows coming in to the territory from China and investor enthusiasm for "red chip" stocks (mainland China-oriented companies traded in Hong Kong) supported the market rally. While long-term fundamentals are still strong, any anti-speculation moves by the new government could take some of the froth out of a temporarily overheating market. Other markets in the region have had to deal with country-specific problems: Thailand--weak growth and high interest rates to support the currency (which was eventually allowed to float); Malaysia--slowing growth and property restrictions; and Korea--weak exports, bankruptcies and government scandals. Portfolio holdings in the emerging markets remain fairly low at approximately 4% of assets.

WORLD BOND MARKETS

The predominant themes in the global fixed income markets over the past six months have been the continued benign inflation backdrop, which has allowed central banks to tolerate periods of above-trend growth without raising interest rates, and the march (at times unsteady) toward European Monetary Union (EMU). Expecting equities to outperform bonds, the Fund's bond allocation remains low at about 14% of assets.

The United States is in its seventh year of economic expansion and yet inflationary pressures remain benign--in fact, recent data show inflation to have fallen to 2.5%, a new low for this cycle. Despite the Federal Reserve's increase in the federal funds target rate from 5.25% to 5.50% on March 25, overall concerns over inflation and further rate hikes were at a minimum later in the second quarter. U.S. bonds, which comprised the entire bond allocation of the Fund, ended the first half of the year with gains of 2.6%.

THE OUTLOOK

While the economic growth, inflation and interest rate outlook is favorable, we do not expect returns realized during the first six months of the year to be matched during the second half. In the current environment, we continue to favor equities over bonds.

Though positive toward U.S. equities, the market may have to catch its breath for a moment. Export growth stemming from weak European currencies relative to the dollar continues to be the driving force for European economic growth. We maintain our exposure to European exporters as well as financials and traditional growth stocks in Europe and the UK. As mentioned above, from a macroeconomic viewpoint, the Japanese market looks favorable. In emerging markets, Latin America is currently the most promising region given the growth being realized and the still reasonable valuations in various sectors.

We appreciate your participation in the Worldwide Balanced Fund and we look forward to helping you meet your investment objectives in the future.


/s/ John C. van Eck       /s/ Derek S. van Eck

John C. van Eck           Derek S. van Eck
Chairman                  Portfolio Manager

July 25, 1997

Performance Record as of 6/30/97
------------------------
Average Annual Total Return

--------------------------
Life (since
 12/23/94)            7.9%
--------------------------
1 year               17.0%
--------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. These returns do not take variable annuity/life fees and expenses into account.

Note: All equity performance figures are Morgan Stanley International Indices.

                            Worldwide Balanced Fund
               Statement of Net Assets June 30, 1997 (unaudited)

                                                      NO. OF  VALUE
COMMON STOCK                                          SHARES (NOTE 1)
---------------------------------------------------------------------
ARGENTINA: 0.94%
Banca de Galicia Buenos Aires (ADR)                     500  $13,188
Telecom Argentina Stet-France Telecom S.A. (ADR)        300   15,750
                                                             -------
                                                              28,938
                                                             -------
BRAZIL: 1.47%
Telecomunicacoes Brasileiras S.A. (ADR)                 300   45,525
                                                             -------
CHILE: 0.23%
Chilgener S.A. (ADR)                                    250    7,000
Chilgener S.A. Rights (Expiring 7/07/97)                 82      185
                                                             -------
                                                               7,185
                                                             -------
FINLAND: 0.24%
Nokia AB "A" (ADR)                                      100    7,375
                                                             -------
FRANCE: 1.96%
Carrefour S.A.                                           50   36,309
Scor S.A.                                               600   24,154
                                                             -------
                                                              60,463
                                                             -------
GERMANY: 1.28%
Hoechst AG                                              400   16,965
VEBA AG                                                 400   22,474
                                                             -------
                                                              39,439
                                                             -------
HONG KONG: 2.09%
Cheung Kong (Holdings) Ltd. (ADR)                     3,500   34,685
Sun Hung Kai Properties Ltd. (ADR)                    2,500   30,000
                                                             -------
                                                              64,685
                                                             -------
JAPAN: 5.64%
Canon Inc. (ADR)                                        200   27,300
Hitachi Ltd. (ADR)                                      300   33,900
Matsushita Electric Industrial Co., Ltd.              2,000   40,323
Mitsubishi Heavy Industries Ltd.                      4,000   30,687
Nomura Securities Co. Ltd. (ADR)                         30    4,125
Yamatake-Honeywell                                    2,000   38,054
                                                             -------
                                                             174,389
                                                             -------
MEXICO: 1.38%
Apasco S.A.                                           6,000   42,733
                                                             -------
NETHERLANDS: 2.49%
ING Groep N.V. (ADR)                                    800   37,100
Philips Electronics N.V.                                 50    3,594
Philips Electronics N.V. (ADR)                           50    3,580
Royal Dutch Petroleum Co. (New York Registry Shares)    600   32,625
                                                             -------
                                                              76,899
                                                             -------
SPAIN: 0.06%
Compania Sevillana de Electricidad                      168    1,733
                                                             -------
SWEDEN: 0.14%
Kinnevik AB "B"                                         100    2,786
NetCom Systems AB "A"                                   100    1,426
                                                             -------
                                                               4,212
                                                             -------
SWITZERLAND: 1.06%
ABB AG-Registered                                        50   14,715
Roche Holding AG                                          2   18,076
                                                             -------
                                                              32,791
                                                             -------
THAILAND: 0.04%
Krung Thai Bank Ltd. "F"                              1,000    1,105
                                                             -------
UNITED KINGDOM: 0.69%
British Aerospace PLC                                   500   11,125
Compass Group PLC                                       900   10,099
                                                             -------
                                                              21,224
                                                             -------

                                       NO. OF   VALUE
COMMON STOCK                           SHARES  (NOTE 1)
-----------------------------------------------------------
UNITED STATES: 19.61%
Allied Signal Inc.                       150  $   12,600
American Express Company                 700      52,150
Boeing Co.                               600      31,838
Burlington Northern Santa Fe             700      62,913
Chase Manhattan Corp.                    400      38,825
Cisco Systems                            600      40,275
Disney (Walt) Co. (The)                  400      32,100
Federal National Mortgage Association    900      39,263
Intel Corp.                              350      49,634
Lucent Technologies Inc.               1,000      72,062
Merck & Co.                              400      41,400
Mobil Corp.                              600      41,925
Monsanto Co.                             800      34,450
Pfizer Inc.                              150      17,925
SunAmerica, Inc.                         800      39,000
                                              ----------
                                                 606,360
                                              ----------
TOTAL COMMON STOCKS: 39.32%
(Cost: $938,092)                               1,215,056
                                              ----------
                                       PRINCIPAL
LONG-TERM BOND: 14.42%                  AMOUNT
---------------------------------------------------
U.S. Treasury Note 6.125% 12/31/2001
(Cost: $450,773)                       $450,000     445,782
                                                 ----------
TOTAL INVESTMENTS: 53.74%
(Cost: $1,388,865)                                1,660,838
OTHER ASSETS LESS LIABILITIES: 46.26%             1,431,129
                                                 ----------
NET ASSETS: 100.0%                               $3,091,967
                                                 ==========

Glossary:
ADR--American Depositary Receipt
"F"--Foreign Registry

                                          % OF
SUMMARY OF INVESTMENTS BY INDUSTRY      PORTFOLIO
-------------------------------------------------
Aerospace & Defense                         4.4%
Banks                                       5.4%
Brokerage                                   0.2%
Cement                                      2.6%
Chemicals                                   3.1%
Drugs                                       1.1%
Electronics & Electrical Equipment          7.6%
Entertainment & Leisure Time                1.9%
Financial Services                          7.9%
Holding Co.--Diversified                    0.2%
Insurance                                   1.5%
Manufacturing                               0.8%
Office Equipment                            1.6%
Oil Integrated--International               4.5%
Pharmaceuticals                             3.6%
Real Estate                                 3.9%
Restaurants                                 0.6%
Retail                                      2.2%
Semiconductors & Equipment                  3.0%
Telecommunications                          8.1%
Thrift Holding Company                      2.4%
Transportation                              3.8%
U.S. Government Agencies & Obligations     26.8%
Utilities                                   2.8%
                                          -----
                                          100.0%
                                          =====

                       See Notes to Financial Statements.

            Worldwide Balanced Fund Financial Statements (unaudited)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997

ASSETS:
Investments at value (identified cost, $1,388,865) (Note 1).........  $1,660,838
Cash................................................................   1,419,081
Receivables:
 From Advisor.......................................................       6,881
 Capital shares sold................................................         548
 Interest and dividends.............................................      16,025
Other assets........................................................       2,259
                                                                      ----------
  Total assets......................................................   3,105,632
                                                                      ----------
LIABILITIES:
Payables:
 Capital shares redeemed............................................       3,277
 Accounts payable...................................................      10,388
                                                                      ----------
  Total liabilities.................................................      13,665
                                                                      ----------
Net Assets..........................................................  $3,091,967
                                                                      ==========
Shares outstanding..................................................     261,391
                                                                      ==========
Net asset value, redemption price and offering price per share......  $    11.83
                                                                      ==========
Net assets consist of:
 Aggregate paid in capital..........................................  $2,784,807
 Unrealized appreciation of investments and foreign currency........     271,622
 Undistributed net investment income................................      34,655
 Undistributed realized gains.......................................         883
                                                                      ----------
                                                                      $3,091,967
                                                                      ==========

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                 FOR THE
                                      FOR THE SIX MONTHS      EIGHT MONTHS
                                             ENDED                ENDED
                                         JUNE 30, 1996        DECEMBER 31,
                                          (UNAUDITED)             1996
                                      --------------------  ------------------
INCOME:
Dividends (less foreign taxes
 withheld $565 and $309,
 respectively)......................             $  10,095            $  3,455
Interest............................                28,106              36,628
                                                 ---------            --------
                                                    38,201              40,083
EXPENSES:
Management (Note 2).................  $   8,897             $  7,005
Administration (Note 2).............      3,185                2,773
Professional........................      7,028                5,932
Shareholder reporting...............      2,615                5,553
Amortization of organization costs
 (Note 2)...........................        452                  613
Custody.............................        376                  510
Registration........................        181                  152
Other...............................        564                  797
                                      ---------             --------
Total expenses......................     23,298               23,335
Expenses assumed by the Advisor and
 reduced by a custodian fee             (23,298)             (23,335)
 arrangement (Note 2)...............  ---------             --------
Net Expense.........................                   --                  --
                                                 ---------            --------
Net investment income...............                38,201              40,083
REALIZED AND UNREALIZED GAIN (LOSS)
 OF INVESTMENTS (NOTE 3):
Realized gain from security
 transactions.......................                   --                  883
Realized gain (loss) from currency
 transactions.......................                  (935)                924
Change in unrealized depreciation of
 foreign denominated receivables and
 payables...........................                   102                (453)
Change in unrealized appreciation of
 investments........................               173,927              87,495
                                                 ---------            --------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................             $ 211,295            $128,932
                                                 =========            ========

                       See Notes to Financial Statements.

            Worldwide Balanced Fund Financial Statements (unaudited)
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                       FOR THE
                                          FOR THE    EIGHT MONTHS
                                        SIX MONTHS      ENDED          YEAR
                                       JUNE 30, 1997 DECEMBER 31,     ENDED
                                        (UNAUDITED)      1996     APRIL 30, 1996
                                       ------------- ------------ --------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income...............   $   38,201    $   40,083     $    787
 Realized gain from security
  transactions.......................          --            883          --
 Realized gain (loss) from foreign
  currency transactions..............         (935)          924          --
 Change in unrealized depreciation of
  foreign currency receivables and
  payables...........................          102          (453)         --
 Change in unrealized appreciation of
  investments........................      173,927        87,495       10,551
                                        ----------    ----------     --------
 Increase in net assets resulting
  from operations....................      211,295       128,932       11,338
                                        ----------    ----------     --------
 Dividends to shareholders from net
  investment income..................      (43,593)         (812)         --
                                        ----------    ----------     --------
CAPITAL SHARE TRANSACTIONS:*
 Net proceeds from sale of shares....    1,492,703     1,647,934      653,649
 Reinvestment of dividends...........       43,593           812          --
                                        ----------    ----------     --------
                                         1,536,296     1,648,746      653,649
 Cost of shares reacquired...........     (377,611)     (619,220)     (71,259)
                                        ----------    ----------     --------
 Increase in net assets resulting
  from capital share transactions....    1,158,685     1,029,526      582,390
                                        ----------    ----------     --------
  Total increase in net assets.......    1,326,387     1,157,646      593,728
NET ASSETS:
 Beginning of period.................    1,765,580       607,934       14,206
                                        ----------    ----------     --------
 End of period (including
  undistributed net investment income
  of $34,655, $40,982 and $787,
  respectively)......................   $3,091,967    $1,765,580     $607,934
                                        ==========    ==========     ========
*SHARES OF BENEFICIAL INTEREST
 OUTSTANDING ISSUED AND REDEEMED
 (WITH AN UNLIMITED NUMBER OF $.001
 PER VALUE SHARES AUTHORIZED)
 Shares sold.........................      132,217       157,450       64,737
 Dividend reinvestment...............        3,920            79          --
                                        ----------    ----------     --------
                                           136,137       157,529       64,737
 Shares reacquired...................      (33,290)      (58,046)      (7,097)
                                        ----------    ----------     --------
 Net increase........................      102,847        99,483       57,640
                                        ==========    ==========     ========


                       See Notes to Financial Statements.

                 Worldwide Balanced Fund Financial Statements
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                             FOR THE      FOR THE                         FOR THE
                           SIX MONTHS   EIGHT MONTHS                    PERIOD FROM
                              ENDED        ENDED                     DECEMBER 23, 1994+
                          JUNE 30, 1997 DECEMBER 31,    YEAR ENDED           TO
                           (UNAUDITED)      1996      APRIL 30, 1996   APRIL 30, 1995
                          ------------- ------------  -------------- ------------------
Net Asset Value,             $ 11.14      $ 10.29        $ 10.00          $ 10.00
 Beginning of Period....     -------      -------        -------          -------
Income From Investment
 Operations:
 Net Investment Income..        0.13         0.25           0.04++           0.00
 Net Gains on Securities
  (both realized and            0.81         0.61           0.25             0.00
  unrealized)...........     -------      -------        -------          -------
Total From Investment           0.94         0.86           0.29             0.00
 Operations.............     -------      -------        -------          -------
Less: Distributions from       (0.25)       (0.01)           --               --
 Net Investment Income..     -------      -------        -------          -------
Net Asset Value, End of
 Period.................     $ 11.83      $ 11.14        $ 10.29          $ 10.00
                             =======      =======        =======          =======
Total Return (a)........        8.58%       8.38%          2.90%            0.00%
---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End of
 Period (000)...........     $ 3,092      $ 1,766        $   608          $    14
Ratio of Gross Expenses
 to Average Net Assets..        1.94(b)     2.49%(b)      12.61%            78.40(b)
Ratio of Net Expenses to
 Average Net Assets.....       0.00%(b)     0.00%(b)       0.00%            0.00%(b)
Ratio of Net Income to
 Average Net Assets.....       3.22%(b)     4.27%(b)       0.42%            0.00%(b)
Portfolio Turnover Rate.       0.00%        0.76%          0.00%            0.00%
Average Commission Rate
 Paid...................     $0.0000      $0.0790        $0.0422

-------
 + Commencement of operations.
++ Based on average shares outstanding.
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. Total returns for the periods of less than one year were not annualized.
(b) Annualized.

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Balanced Fund series, a non-diversified fund (the "Fund") of the Trust, in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates, and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. Recognized gains or losses on security transactions attributable to foreign currency fluctuations are recorded as net realized gains and losses on investments. The portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

                            Worldwide Balanced Fund
-------------------------------------------------------------------------------

F. DEFERRED ORGANIZATION COSTS--Deferred organization costs are being amortized over a period of five years.

NOTE 2--Van Eck Associates Corporation (the "Advisor") earns fees for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of average daily net assets. Van Eck Associates Corporation also earns fees for accounting and administrative services. The fee is based on an annual rate of .25 of 1% of the Fund's average daily net assets. Fiduciary International, Inc., the sub-investment advisor, earns fees for investment management. The fee is based on an annual rate of .50 of 1% of the Fund's average daily net assets and is paid by the Advisor from the advisory fees it receives from the Fund. The sub-investment advisor waived its fee for the six months ended June 30, 1997. Van Eck Associates Corporation agreed to waive its management fees and administrative fees and assume all other expenses for the period ended June 30, 1997. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation or the parent company of Fiduciary International, Inc.

The Fund has a fee arrangement, based on cash balances left on deposit with the custodian, which reduces the Fund's operating expenses.

NOTE 3--Purchases and sales of securities other than short-term obligations aggregated $0 and $0 for the period ended June 30, 1997. For federal income tax purposes, the identified cost of investments owned at June 30, 1997 was $1,388,865. As of June 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $271,973, of which $286,959 related to appreciated securities and $14,986 related to depreciated securities.

NOTE 4--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and consideration not typically associated with investing in U.S. issuers. These risks include re-evaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NOTE 5--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. The Plan has been approved by the Internal Revenue Service.

As of June 30, 1997, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $143.

VAN ECK WORLDWIDE
INSURANCE TRUST

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Worldwide Balanced Fund



Van Eck Worldwide Insurance Trust
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99 Park Avenue, New York, NY 10016



This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.

FR1997-0731-0092


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June 30, 1997


VAN ECK
WORLDWIDE
INSURANCE TRUST
SEMI-ANNUAL REPORT

Worldwide
Balanced Fund

JAPANESE EQUITIES . GERMAN BONDS . AUSTRALIAN EQUITIES . FRENCH BONDS . GERMAN EQUITIES . US BONDS . SWEDISH EQUITIES . JAPANESE BONDS . HONG KONG EQUITIES . UK BONDS . German equities . HONG KONG BONDS . FRENCH EQUITIES . German equities
 . SWEDISH EQUITIES . JAPANESE EQUITIES . FRENCH BONDS . HONG KONG EQUITIES . GERMAN BONDS . US BONDS . DUTCH EQUITIES . UK EQUITIES . US BONDS . . AUSTRALIAN EQUITIES


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